Supplement to the currently effective Statement of Additional Information for the listed Fund:

DWS Large Cap Value Fund

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The following information supplements the "Management of the Funds" section of the above Fund's current Statements of Additional Information.

Fund Ownership of Portfolio Managers:

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund, as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of July 31, 2006.

                                                  Dollar Range of              Dollar Range of DWS Fund Shares
Name of Portfolio Manager                        Fund Shares Owned                          Owned
-------------------------                        -----------------                          -----
David Hone                                              None                          $100,001-$500,000

Conflicts of Interest:

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the Subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than each Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of July 31, 2006.

Other SEC Registered Investment Companies Managed:

                                                                           Number of
                               Number of                               Investment Company
                              Registered         Total Assets of         Accounts with         Total Assets of
Name of                       Investment      Registered Investment    Performance-Based    Performance-Based Fee
Portfolio Manager              Companies            Companies                 Fee                  Accounts
-----------------              ---------            ---------                 ---                  --------

David Hone                        1               $136,052,509                 0                      $0

Other Pooled Investment Vehicles Managed:

                               Number of                                 Number of Pooled
                                 Pooled         Total Assets of         Investment Vehicle       Total Assets of
Name of                        Investment      Pooled Investment          Accounts with         Performance-Based
Portfolio Manager               Vehicles            Vehicles          Performance-Based Fee        Fee Accounts
-----------------               --------            --------          ---------------------        ------------

David Hone                        0               $0                            0                       $0


Other Accounts Managed:

                                                                                                 Total Assets of
Name of                     Number of Other     Total Assets of      Number of Other Accounts   Performance-Based
Portfolio Manager               Accounts         Other Accounts     with Performance-Based Fee     Fee Accounts
-----------------               --------         --------------     --------------------------     ------------

David Hone                          0             $0                            0                       $0

DWS Large Cap Value Fund. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


               Please Retain This Supplement for Future Reference

January 25, 2007